UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2023

ROC Energy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16400 Dallas Parkway

Dallas, Texas 75248

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 392-6180

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	ROCAU	The Nasdaq Stock Market LLC

Common Stock, $0.0001 par value per share	ROC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Common Stock	ROCAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On February 13, 2023, ROC Energy Acquisition Corp., a Delaware corporation (prior to the Effective Time (as defined below), “ROC Energy” and, at and after the Effective Time, “PubCo”) entered into an agreement and plan of merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with ROC Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of ROC Energy (“Merger Sub”), and Drilling Tools International Holdings, Inc., a Delaware corporation (“Drilling Tools”). Pursuant to the terms of the Merger Agreement, a business combination between ROC Energy and Drilling Tools will be effected through the merger of Merger Sub with and into Drilling Tools, with Drilling Tools surviving the merger as a wholly owned subsidiary of PubCo (the “Merger,” and together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby, the “Transactions”). The board of directors of ROC Energy (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement and the Transactions and (ii) resolved to recommend the approval and adoption of the Merger Agreement and the Transactions by the stockholders of ROC Energy.

Treatment of Securities

Preferred Stock of Drilling Tools. At the effective time of the Merger (the “Effective Time”) and without any action on the part of any Drilling Tools stockholder, subject to and in consideration of the terms and conditions set forth in the Merger Agreement, each share of Drilling Tools preferred stock, par value $0.01 per share (“Drilling Tools Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares (as defined in the Merger Agreement)) shall be converted into the right to receive (a) the Per Share Company Preferred Cash Consideration and (ii) the Per Share Company Preferred Stock Consideration (as such terms are defined in the Merger Agreement). All shares of Drilling Tools Preferred Stock converted into such consideration shall thereafter no longer be outstanding and shall cease to exist, and each holder of Drilling Tools Preferred Stock shall thereafter cease to have any rights with respect to such securities (including any right to accrued but unpaid dividends), except the right to receive the applicable consideration into which such shares of Drilling Tools Preferred Stock shall have been converted into in the Merger.

Common Stock of Drilling Tools. At the Effective Time, by virtue of the Merger and without any action on the part of any Drilling Tools stockholder, subject to and in consideration of the terms and conditions set forth in the Merger Agreement, each share of Drilling Tools common stock, par value $0.01 per share (“Drilling Tools Common Stock”) that is issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares) shall be converted into the right to receive the applicable Per Share Company Common Stock Consideration (as defined in the Merger Agreement). All shares of Drilling Tools Common Stock converted into such consideration shall thereafter no longer be outstanding and shall cease to exist, and each holder of Drilling Tools Common Stock shall thereafter cease to have any rights with respect to such securities, except the right to receive the applicable consideration into which such shares of Drilling Tools Common Stock shall have been converted into in the Merger.

Common Stock of Merger Sub. At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Company (as defined in the Merger Agreement) and all such shares shall constitute the only outstanding shares of capital stock of the Surviving Company as of immediately following the Effective Time .

Treasury Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, each share of Drilling Tools Preferred Stock and Drilling Tools Common Stock held in the treasury of Drilling Tools immediately prior to the Effective Time shall be cancelled and no payment or distribution shall be made with respect thereto.

Stock Options. As of the Effective Time, each then-outstanding unexercised option (whether vested or exercisable) to purchase shares of Drilling Tools Common Stock granted under any Drilling Tools stock plan (a “Drilling Tools Option”) shall be assumed by PubCo and shall be converted into a stock option (a “PubCo Option”) to acquire shares of PubCo common stock, par value $0.0001 per share (“PubCo Common Stock”) in accordance with the Merger Agreement. Each such PubCo Option as so assumed and converted shall be for that number of shares of PubCo Common Stock determined by multiplying the number of shares of the PubCo Common Stock subject to such Drilling Tools Option immediately prior to the Effective Time by the Per Share Company Common Stock Consideration, which product shall be rounded down to the nearest whole number of shares, at a per share exercise price determined by dividing the per share exercise price of such Drilling Tools Option immediately prior to the Effective Time by the Per Share Company Common Stock Consideration which quotient shall be rounded up to the nearest whole cent. As of the Effective Time, all Drilling Tools Options shall no longer be outstanding and each holder of PubCo Options shall cease to have any rights with respect to such Drilling Tools Options, except as otherwise set forth in the Merger Agreement. Following the Effective Time, each PubCo Option shall be subject to the Incentive Plan (as defined below) and to the same terms and conditions, including, without limitation, vesting conditions, as had applied to the corresponding Drilling Tools Option as of immediately prior to the Effective Time, except for such terms rendered inoperative by reason of the Transactions, subject to such adjustments as reasonably determined by the Board to be necessary or appropriate to give effect to the conversion or the Transactions.

Dissenting Shares. Dissenting Shares shall not be converted into the right to receive, as applicable, Per Share Company Preferred Cash Consideration, Per Share Company Preferred Stock Consideration or Per Share Company Common Stock Consideration, and shall instead represent the right to receive payment of the fair value of such Dissenting Shares in accordance with and to the extent provided by the General Corporation Law of the State of Delaware (the “DGCL”). At the Effective Time, all Dissenting Shares shall be cancelled, extinguished and cease to exist and the holders of Dissenting Shares shall be entitled only to such rights as may be granted to them under the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses such holder’s right to appraisal under the DGCL or other applicable law, then the right of such holder to be paid the fair value of such Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into the right to receive, as applicable, the Preferred Per Share Cash Consideration, the Preferred Per Share Stock Consideration or the Common Per Share Merger Consideration, in each case, upon the terms and conditions set forth in the Merger Agreement.

Representations and Warranties

The Merger Agreement includes representations and warranties of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of ROC Energy, Merger Sub and Drilling Tools.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Merger and efforts to satisfy conditions to the consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for ROC Energy and Drilling Tools to use reasonable best efforts to cause the registration statement to be filed by ROC Energy to register the shares of PubCo Common Stock to be issued in the Transactions (the “Registration Statement”) and the related proxy statement/prospectus (the “Proxy Statement”) to comply with the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”), to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Merger. ROC Energy and Drilling Tools have also agreed to obtain all requisite approvals of their respective stockholders including, in the case of ROC Energy, (a) approval of the Merger, (b) approval of PubCo’s amended and restated certificate of incorporation, the (c) approval of the issuance of PubCo Common Stock in connection with the Transactions (including pursuant to the consummation of the Subscription Agreements (as defined below)), to the extent required under Nasdaq listing rules, (d) adoption of the Incentive Plan (as defined below), and (e) approval of any other proposals reasonably necessary to consummate the Transactions. Additionally, ROC Energy has agreed to include in the Proxy Statement the recommendation of its Board that stockholders approve all of the proposals to be presented at the special meeting to be held for that purpose.

Transaction Financing

The Merger Agreement includes covenants related to the conduct by ROC Energy of a private placement or placements to obtain subscriptions to acquire shares of PubCo Common Stock for cash (the “Equity Financing”) in connection with the closing of the Transactions (the “Closing”). The Merger Agreement requires that the aggregate cash available to ROC Energy at the Closing from the ROC Energy trust account and the Equity Financing (after giving effect to the redemption of any shares of ROC Energy Common Stock but prior to paying expenses of ROC Energy and Drilling Tools, as set forth in the Merger Agreement) shall equal or exceed $55,000,000 (the “Minimum Cash Condition”).

Drilling Tools Incentive Plan

ROC Energy has agreed to adopt, subject to stockholder approval, a stock incentive plan (the “Incentive Plan”) to be effective as of the Closing and in a form mutually acceptable to ROC Energy and Drilling Tools. The Incentive Plan shall provide for the reservation of an aggregate number of shares of PubCo Common Stock equal to 10% of the fully diluted outstanding shares of PubCo Common Stock immediately after the Closing, for issuance pursuant to the Incentive Plan, subject to annual increases as provided in the Incentive Plan.

Non-Solicitation Restrictions; Exclusivity

Each of ROC Energy and Drilling Tools has agreed that from the date of the Merger Agreement to the Effective Time or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, it shall not, and shall use its reasonable best efforts to cause its Representatives (as defined in the Merger Agreement) not to, directly or indirectly, (a) initiate, solicit or knowingly encourage or knowingly facilitate any inquiries or requests for information with respect to, or the making of, any inquiry regarding, or any proposal or offer that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal (as defined in the Merger Agreement), (b) engage in, continue or otherwise participate in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any Person (as defined in the Merger Agreement) (other than a Party (as defined in the Merger Agreement) to the Merger Agreement) relating to any proposal, offer, inquiry or request for information that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal, (c) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal, (d) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, confidentiality agreement, merger agreement, acquisition agreement, exchange agreement, joint venture agreement, partnership agreement, option agreement or other similar agreement for or relating to any Acquisition Proposal, or (e) resolve or agree to do any of the foregoing. Each Party has also agreed it shall and shall use commercially reasonable efforts to cause its Representatives to, cease any solicitations, discussions or negotiations with any Person (other than the Parties and their respective Representatives) conducted heretofore in connection with an Acquisition Proposal or any inquiry or request for information that could reasonably be expected to lead to, or result in, an Acquisition Proposal.

Conditions to Closing

The consummation of the Merger is conditioned upon, among other things, (i) the expiration or termination of the applicable waiting period(s) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder, (ii) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions, (iii) the completion of the Offer (as defined in the Merger Agreement) in accordance with the Merger Agreement, the ROC Energy organizational documents and the Proxy Statement, (iv) ROC Energy having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (v) receipt of ROC Energy stockholder approval and certain Drilling Tools stockholder approvals, (vi) the approval for listing of PubCo’s Common Stock on Nasdaq subject only to official notice of issuance thereof, (vii) satisfaction of the Minimum Cash Condition, (viii) redemption by ROC Energy of less than ninety-five percent (95%) of the Public Shares issued and outstanding as of the date of the Merger Agreement after giving effect to redemptions through the Offer, (ix) solely with respect to ROC Energy, (A) each of the representations and warranties of Drilling Tools being true and correct to applicable standards and each of the covenants of Drilling Tools having been performed or complied with in all material respects, (B) ROC Energy’s receipt of an officer’s certificate of Drilling Tools certifying that such representations and warranties are true and correct and such covenants have been performed and complied with, and (C) the execution and delivery of certain ancillary agreements, and (x) solely with respect to Drilling Tools, (A) each of the representations and warranties of ROC Energy and Merger Sub being true and correct to applicable standards and each of the covenants of ROC Energy and Merger Sub having been performed or complied with in all material respects, (B) Drilling Tools’ receipt of officer’s certificates of ROC Energy and Merger Sub certifying such representations and warranties are true and correct and such covenants have been performed and complied with, (C) the amendment and restatement of ROC Energy’s certificate of incorporation in the form of the PubCo Charter (as defined in the Merger Agreement), (D) the execution and delivery of certain ancillary agreements and, (xi) if necessary, consent from the administrative agent under Drilling Tools’ credit facility to consummate the Transaction.

Termination

The Merger Agreement may be terminated and the transactions contemplated thereby abandoned:

(i) by mutual written consent of ROC Energy and Drilling Tools;

(ii) prior to the Closing, by written notice by either ROC Energy or Drilling Tools if the other party has breached its representations, warranties, covenants or agreements in the Merger Agreement such that the conditions to Closing cannot be satisfied and such breach cannot be cured within certain specified time periods; provided that the terminating party is not then in material breach of its representation, warranties, covenants or agreements under the Merger Agreement;

(iii) prior to the Closing, by written notice by either ROC Energy or Drilling Tools if the Transactions are not consummated on or before March 6, 2023 (as may be extended to June 6, 2023 in accordance with ROC Energy’s certificate of incorporation);

(iv) prior to the Closing, by written notice by either ROC Energy or Drilling Tools if the consummation of the Merger is permanently enjoined or prohibited by the terms of a final, non-appealable governmental order or a statue, rule or regulation;

(v) by either ROC Energy or Drilling Tools if ROC Energy stockholders do not approve the Merger Agreement at the special meeting held for that purpose; or

(vi) by written notice from Drilling Tools to ROC Energy prior to obtaining ROC Energy stockholder approval if there has been a Change in Recommendation (as defined the Merger Agreement).

The Merger Agreement and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about ROC Energy, Drilling Tools or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about ROC Energy, Drilling Tools or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that ROC Energy makes publicly available in reports, statements and other documents filed with the SEC. ROC Energy and Drilling Tools investors and securityholders are not third-party beneficiaries under the Merger Agreement.

Certain Related Agreements

Support Agreements. In connection with the execution of the Merger Agreement, ROC Energy Holdings, LLC, a Delaware limited liability company (“Sponsor”), entered into a support agreement with Drilling Tools and ROC Energy (the “Sponsor Support Agreement”) pursuant to which the Sponsor has agreed to vote all Subject Shares (as therein defined) beneficially owned by it in favor of the Merger. Further, pursuant to the Sponsor Support Agreement, in order to induce Drilling Tools to enter into the Merger Agreement, the Sponsor agrees to forfeit up to 50% of the Founder Shares (as therein defined) to ROC Energy for reissuance to investors in connection with the Equity Financing and (b) to split the remainder of the Founder Shares with Drilling Tools stockholders as set forth in the Sponsor Support Agreement.

In addition, in connection with the execution of the Merger Agreement, Drilling Tools’ majority stockholder entered into a support agreement (the “Drilling Tools Stockholder Support Agreement”) with ROC Energy and Drilling Tools pursuant to which such stockholders agreed to vote all Subject Shares (as therein defined) beneficially owned by it in favor of the Merger.

Amended and Restated Registration Rights Agreement. In connection with the Transactions, ROC Energy and certain stockholders of each of ROC Energy and Drilling Tools who will receive PubCo Common Stock pursuant to the Merger Agreement have entered into an amended and restated registration rights agreement (“Registration Rights Agreement”), to become effective upon the Closing.

Lock-up Agreement and Arrangements. Prior to the consummation of the Transactions, certain Drilling Tools stockholders, including all existing stockholders of Drilling Tools holding greater than 5% of its share capital, will enter into a lock-up agreement (the “Drilling Tools Stockholder Lock-up Agreement”) with ROC Energy. In addition, ROC Energy and Sponsor intend to undertake an amendment and restatement to the Stock Escrow Agreement, dated December 1, 2021, by and among ROC Energy, Sponsor and the escrow agent named therein (the “Escrow Agreement” and, when amended and restated, the “Amended and Restated Escrow Agreement”) to align Sponsor’s restrictions on transfer with respect to all shares of Common Stock it owns (which will be PubCo Common Stock after the Closing), including the Founder Shares, to those described below. Under the terms of the Drilling Tools Stockholder Lock-up Agreement, and under the terms of the Sponsor lock-up provisions to be contained in the Amended and Restated Escrow Agreement, such Drilling Tools stockholders and Sponsor, will each agree, subject to certain customary exceptions, that during the period that is the earlier of (i) the date that is 180 days following the Closing Date, and (ii) the date specified in a written waiver of the provisions of the Drilling Tools Stockholder Lock-up Agreement duly executed by Sponsor and ROC Energy, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Lock-up Shares, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares (whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise), publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, or any type of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), or sales or other transactions through non-US broker dealers or foreign regulated brokers. As used herein, “Lock-up Shares” means, (a) in the case of Drilling Tools Stockholders, those shares of PubCo Common Stock received by such Drilling Tools stockholder (the “Holder”) as merger consideration in the Transactions and beneficially owned by such Drilling Tools Stockholder as specified on the signature block of the Drilling Tools Stockholder Lock-up Agreement, and (b) in the case of Sponsor, the Escrow Shares (as defined in the Escrow Agreement).

Director Nomination Agreement. In connection with the Closing, ROC Energy and the Sponsor will enter into a director nomination agreement (the “Director Nomination Agreement”) pursuant to which PubCo agrees to nominate an individual designated by the Sponsor to serve on the board of directors of the PubCo as a Class III director of PubCo, effective as of immediately after the Effective Time.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, Sponsor Support Agreement, Drilling Tools Stockholder Support Agreement, Registration Rights Agreement, Drilling Tools Stockholder Lock-up Agreement and Director Nomination Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and the terms of which are incorporated by reference herein.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between ROC Energy and Drilling Tools. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. ROC Energy intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of ROC Energy, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all ROC Energy stockholders. ROC Energy also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of ROC Energy are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ROC Energy through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

ROC Energy, Drilling Tools and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ROC Energy’s stockholders in connection with the proposed transaction. A list of the names of the respective directors and executive officers of ROC Energy and Drilling Tools and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

All statements contained in this Current Report on Form 8-K other than statements of historical facts, contain certain statements that are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside ROC Energy’s and Drilling Tools’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against ROC Energy and/or Drilling Tools following the announcement of the Merger Agreement and the transactions contemplated therein; (iii) the inability to complete the proposed Transactions, including due to failure to obtain approval of the stockholders of ROC Energy, certain regulatory approvals, or the satisfaction of other conditions to Closing in the Merger Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on Drilling Tools’ business and/or the ability of the parties to complete the proposed Transactions; (vi) the inability to maintain the listing of ROC Energy shares on the Nasdaq Stock Market following the proposed Transactions; (vii) the risk that the proposed Transactions disrupt current plans and operations as a result of the announcement and consummation of the proposed Transactions; (viii) the ability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, competition, the ability of Drilling Tools to grow and manage growth profitably, and the ability of Drilling Tools to retain its key employees; (ix) costs related to the proposed Business Combination; (x) changes in applicable laws or regulations; and (xi) the possibility that Drilling Tools or ROC Energy may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in ROC Energy’s most recent filings with the SEC, including ROC Energy’s Prospectus, filed with the SEC on December 6, 2021. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning ROC Energy or Drilling Tools, the transactions described herein or other matters attributable to ROC Energy, Drilling Tools or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of ROC Energy and Drilling Tools expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 7.01 Regulation FD Disclosure.

On February 14, 2023, ROC Energy issued a press release announcing its entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that ROC Energy and Drilling Tools have prepared for use in presentations to potential investors in connection with the Equity Financing.

The statements under this Item 7.01 and Exhibits 99.1 and 99.2 are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
2.1*	Agreement and Plan of Merger dated as of February 13, 2023, by and among ROC Energy Acquisition Corp., ROC Merger Sub. Inc. and Drilling Tools International Holdings, Inc.

10.1	Sponsor Support Agreement dated as of February 13, 2023, by and among ROC Energy Acquisition Corp., ROC Energy Holdings, LLC and Drilling Tools International Holdings, Inc.

10.2	Company Stockholder Support Agreement dated as of February 13, by and among ROC Energy Acquisition Corp., Drilling Tools International Holdings, Inc. and certain stockholders of Drilling Tools International Holdings, Inc.

10.3	Amended and Restated Registration Rights Agreement, dated as of February 13, 2023, by and among ROC Energy Acquisition Corp., certain stockholders of ROC Energy Acquisition Corp., and certain stockholders of Drilling Tools International Holdings, Inc.

10.4	Form of Company Stockholder Lock-up Agreement (included in Exhibit G of Exhibit 2.1 hereto)

10.5	Form of Director Nomination Agreement (included in Exhibit F of Exhibit 2.1 hereto)

99.1	Press release, dated February 14, 2023

99.2	Investor presentation, dated February 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). ROC Energy agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2023	ROC Energy Acquisition Corp.

	By:	/s/ Daniel Jeffrey Kimes
		Name:	Daniel Jeffrey Kimes
		Title:	Chief Executive Officer